UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2016 (February 9, 2016)

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)

3505 West Sam Houston Parkway North, Suite 400 Houston, Texas (Address of principal executive offices)		77043 (Zip Code)
281-618-0400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Helix Energy Solutions Group, Inc., a Minnesota corporation (“Helix”), as borrower, and Bank of America, N.A., as administrative agent, swing line lender and letters of credit issuer, together with the other lenders party to the Credit Agreement (as defined below) have entered into Amendment No. 3 to the Credit Agreement, dated as of February 9, 2016 (the “Third Amendment”), which amends the existing Credit Agreement dated as of June 19, 2013 as amended by Amendment No. 1 thereto dated as of May 13, 2015 and by Amendment No. 2 thereto dated as of January 19, 2016 (together, the “Credit Agreement”).

The Third Amendment amends the Credit Agreement, among other things, as follows:

1.	The minimum permitted “Consolidated Interest Coverage Ratio” (as such term is defined in the Credit Agreement) is revised as follows:

Four Fiscal Quarters Ending	Minimum Consolidated Interest Coverage Ratio
March 31, 2016 through and including September 30, 2016	2.50 to 1.00
December 31, 2016 through and including March 31, 2017	2.75 to 1.00
June 30, 2017 and each fiscal quarter thereafter	3.00 to 1.00

2.	The maximum permitted “Consolidated Leverage Ratio” (as such term is defined in the Credit Agreement) is revised as follows:

Four Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
March 31, 2016	5.50 to 1.00
June 30, 2016	5.25 to 1.00
September 30, 2016 through and including December 31, 2016	5.00 to 1.00
March 31, 2017	4.75 to 1.00
June 30, 2017	4.25 to 1.00
September 30, 2017	3.75 to 1.00
December 31, 2017 and each fiscal quarter thereafter	3.50 to 1.00

3.	Helix is required to maintain cash and “Cash Equivalents” (as such term is defined in the Credit Agreement) in the minimum amounts below based on its Consolidated Leverage Ratio:

Consolidated Leverage Ratio	Minimum Cash
Greater than or equal to 4.50x	$150,000,000.00
Greater than or equal to 4.00x but less than 4.50x	$100,000,000.00
Greater than or equal to 3.50x but less than 4.00x	$50,000,000.00
Less than 3.50x	$0.00

4.	The revolving credit facility commitment under the Credit Agreement decreases from $600 million to $400 million.

The description of the Third Amendment contained in this Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, incorporated herein by reference from Exhibit 4.1 hereof.

Item 7.01 Regulation FD Disclosure.

On February 10, 2016, Helix issued a press release regarding the Third Amendment. A copy of the press release regarding the Third Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description

4.1
Amendment No. 3 to the Credit Agreement, dated as of February 9, 2016, by and among Helix Energy Solutions Group, Inc. and Bank of America, N.A., as administrative agent, swing line lender and letters of credit issuer, together with the other lenders party thereto.

99.1	Press Release of Helix Energy Solutions Group, Inc. dated February 10, 2016, regarding Amendment No. 3 to the Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 10, 2016

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Anthony Tripodo
Anthony Tripodo
Executive Vice President and Chief Financial Officer

Index to Exhibits

Number	Description

4.1
Amendment No. 3 to the Credit Agreement, dated as of February 9, 2016, by and among Helix Energy Solutions Group, Inc. and Bank of America, N.A., as administrative agent, swing line lender and letters of credit issuer, together with the other lenders party thereto.

99.1	Press Release of Helix Energy Solutions Group, Inc. dated February 10, 2016, regarding Amendment No. 3 to the Credit Agreement.